                                 Exhibit XVIII

                             JOINT FILING STATEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

            The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: November 7, 2000

                            /s/ Michael W. Reschke
                            -----------------------------------
                            Michael W. Reschke


                            PGLP, INC.

                            By:    /s/ Michael W. Reschke
                                   ----------------------------
                            Name:  Michael W. Reschke
                            Title: President


                            PRIME FINANCE, INC.

                            By:    /s/ Michael W. Reschke
                                   ----------------------------
                            Name:  Michael W. Reschke
                            Title: President


                            PRIME GROUP LIMITED PARTNERSHIP

                            By:    /s/ Michael W. Reschke
                                   ----------------------------
                            Name:  Michael W. Reschke
                            Title: President


                            PRIME FINANCING LIMITED PARTNERSHIP

                            By:    Prime Finance, Inc., its managing general
                                   partner

                                   By:    /s/ Michael W. Reschke
                                          ----------------------------
                                   Name:  Michael W. Reschke
                                   Title: President

                            PRIME GROUP II, L.P.

                            By:    PGLP, Inc., its managing general partner

                                   By:    /s/ Michael W. Reschke
                                          ----------------------------
                                   Name:  Michael W. Reschke
                                   Title: President


                            PRIME GROUP V, L.P.

                            By:    PGLP, Inc., its managing general partner

                                   By:    /s/ Michael W. Reschke
                                          ----------------------------
                                   Name:  Michael W. Reschke
                                   Title: President


                            PRIME GROUP VI, L.P.

                            By:    PGLP, Inc., its managing general partner

                                   By:    /s/  Michael W. Reschke
                                          ----------------------------
                                   Name:  Michael W. Reschke
                                   Title: President


                            THE PRIME GROUP, INC.

                                   By:    /s/  Michael W. Reschke
                                          ----------------------------
                                   Name:  Michael W. Reschke
                                   Title: Chairman and Chief Executive Officer